SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 26, 2005

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1200 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS	OF OPERATIONS AND FINANCIAL CONDITION

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 2.02. RESULTS	OF OPERATIONS AND FINANCIAL CONDITION.

On July 26, 2005, Amazon.com, Inc. announced its second quarter 2005 financial results. A copy of the press release containing the announcement is included as Exhibit 99.1 and additional information regarding the inclusion of free cash flow in certain of Amazon.com’s public disclosures, including its second quarter 2005 financial results announcement, is included as Exhibit 99.2. Both of these exhibits are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS	AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 26, 2005 announcing Amazon.com, Inc.’s Second Quarter 2005 Financial Results.

99.2	Information Regarding Free Cash Flow.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ THOMAS J. SZKUTAK
Thomas J. Szkutak
Senior Vice President and Chief Financial Officer

Dated: July 26, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 26, 2005 announcing Amazon.com, Inc.’s Second Quarter 2005 Financial Results.

99.2	Information Regarding Free Cash Flow.